UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-22605

Capital Group Emerging Markets Total Opportunities Fund

(Exact Name of Registrant as Specified in Charter)

6455 Irvine Center Drive

Irvine, California 92618

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (949) 975-5000

Date of fiscal year end: October 31

Date of reporting period: October 31, 2019

Gregory F. Niland

Capital Group Emerging Markets Total Opportunities Fund

5300 Robin Hood Road

Norfolk, Virginia 23513

(Name and Address of Agent for Service)

ITEM 1 – Reports to Stockholders

Capital Group Emerging Markets Total Opportunities Fund® Annual report for the year ended October 31, 2019

Beginning January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, we intend to no longer mail paper copies of the fund’s shareholder reports, unless specifically requested from the fund or your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the fund’s website (capitalguardian.com/ETOP); you will be notified by mail and provided with a website link to access the report each time a report is posted.

You may elect to receive paper copies of all future reports free of charge. If you invest through a financial intermediary, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the fund, you may inform the fund that you wish to continue receiving paper copies of your shareholder reports by contacting us at (800) 421-4225. Your election to receive reports in paper will apply to all funds held with the fund’s transfer agent or through your financial intermediary.

Capital Group Emerging Markets Total Opportunities Fund seeks long-term growth and preservation of capital with lower volatility of returns than emerging markets equities.

Fund results shown in this report are for past periods and are not predictive of results for future periods. The results shown are before taxes on fund distributions and sale of fund shares. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, please call (800) 421-4225, ext. 90.

Here is the total return on a $1,000 investment with all distributions reinvested for the period ended September 30, 2019 (the most recent calendar quarter-end):

	1 year	5 years	Lifetime (since 1/27/12)

Class F-3 shares*	5.76%	1.26%	1.73%

*	Class F-3 shares were first offered on September 1, 2017. Class F-3 share results prior to September 1, 2017, are based on the results of the original share class of the fund, which was closed as of September 1, 2017.

The fund’s gross expense ratio is 1.23%, and the net expense ratio is 0.98% for Class F-3 shares as of the prospectus dated July 1, 2019, as supplemented to date. The expense ratio is restated to reflect current fees.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The investment advisor is currently reimbursing a portion of other expenses. This reimbursement will be in effect through January 1, 2020.

This report is for the information of shareholders of Capital Group Emerging Markets Total Opportunities Fund, but it also may be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after December 31, 2019, this report must be accompanied by a statistical update for the most recently completed calendar quarter.

Investing in emerging markets involves risks, such as significant currency and price fluctuations, political instability, differing securities regulations and periods of illiquidity, which are detailed in the fund prospectus. Investments in emerging markets have been more volatile than investments in developed markets, reflecting the greater uncertainties of investing in less-established economies. Individuals investing in emerging markets should have a long-term perspective and be able to tolerate potentially sharp declines in the value of their investments.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Contents

1	Letter to investors
2	20 largest holdings
3	15 largest country positions
6	Investment portfolio
17	Financial statements
30	Expense example

Fellow investors:

We’re pleased to present this annual report for Capital Group Emerging Markets Total Opportunities Fund (CGETOP) for the 12 months ended October 31, 2019. The fund invests in the full spectrum of emerging markets debt and equity securities while seeking to limit the volatility typically associated with investments in the developing world.

The fund posted solid gains for the year, advancing 11.66%. The MSCI Emerging Markets Investable Market Index (MSCI EM IMI), which measures the results of the large-, mid- and small-capitalization segments of more than 20 emerging equity markets, gained 11.61%. The fund’s realized volatility was 7.86%, considerably lower than the 12.26% recorded by the MSCI EM IMI.

After falling in 2018, emerging markets equities generally recovered well in the past 12 months. Returns were volatile, though, given concerns over the U.S.-China trade relationship and China’s slowing economy.

Unless otherwise indicated, equity returns are based on MSCI indexes and measured in U.S. dollars with net dividends reinvested.

This report, and any product, index or fund referred to herein, is not sponsored, endorsed or promoted in any way by J.P. Morgan or any of its affiliates, who provide no warranties whatsoever, express or implied, and shall have no liability to any prospective investor in connection with this report. J.P. Morgan disclaimer: http://www.jpmorgan.com/pages/jpmorgan/ib/girg.

Results at a glance

For periods ended October 31, 2019, with distributions reinvested

	Cumulative total returns		Average annual total returns
	6 months	1 year	3 years	5 years	Lifetime[1]

Capital Group Emerging Markets Total Opportunities Fund (Class F-3 shares)[2]	3.01%	11.66%	4.89%	2.08%	2.07%
MSCI Emerging Markets IMI[3,4]	-1.72	11.61	6.85	2.71	2.84
J.P. Morgan GBI-EM Global Diversified[3]	8.02	15.59	4.34	0.82	0.61
J.P. Morgan EMBI Global[3]	5.41	13.69	4.48	4.83	5.42
Emerging markets blended market universe[5]	2.54	13.33	5.79	2.94	3.07

Realized daily volatility

Annualized standard deviation of daily returns, for periods ended October 31, 20196

	1 year	5 years	Lifetime[1]

Capital Group Emerging Markets Total Opportunities Fund (Class F-3 shares)[2]	7.86%	8.36%	8.07%
MSCI Emerging Markets IMI[3,4]	12.26	13.80	13.34

[1]	Since 1/27/12.
[2]	Class F-3 shares were first offered on September 1, 2017. Class F-3 share results prior to September 1, 2017, are based on the results of the original share class of the fund, which was closed as of September 1, 2017.
[3]	The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.
[4]	Source: MSCI.
[5]	Emerging markets blended market universe combines the MSCI EM IMI, JPM EMBI Global and JPM GBI-EM Global Diversified indexes by weighting their cumulative total returns at 50%, 25% and 25%, respectively. This assumes the blend is rebalanced monthly. Information has been obtained from sources believed to be reliable but J.P. Morgan does not warrant its completeness or accuracy. The index is used with permission. The index may not be copied, used, or distributed without J.P. Morgan’s prior written approval. Copyright 2019, JPMorgan Chase & Co. All rights reserved.
[6]	Realized daily volatility is calculated using annualized standard deviation based on a 252-day factor, and is a measure of how returns over time have varied from the mean. A lower number signifies lower volatility.

Capital Group Emerging Markets Total Opportunities Fund	1

20 largest holdings

Percent of net assets as of 10/31/19
Mexico government bonds	3.2%
Romanian government bonds	3.0
Russian government bonds	2.9
Turkey government bonds	2.5
Petróleos Mexicanos	2.3
Ukraine government bonds	2.3
Brazil government bonds	2.2
Dominican Republic government bonds	2.1
Indonesia government bonds	2.0
India government bonds	1.9
Sri Lanka government bonds	1.8
Taiwan Semiconductor Manufacturing	1.6
South Africa government bonds	1.5
Argentina government bonds	1.4
Poland government bonds	1.4
Samsung Electronics	1.2
Pakistan government bonds	1.2
AIA Group	1.2
HDFC Bank	1.2
Malaysia government bonds	1.2
38.1%

Emerging markets fixed income also posted gains. The J.P. Morgan Emerging Markets Bond Index (EMBI) Global, which represents U.S. dollar-denominated debt, advanced 13.69%. Local currency sovereign bonds gained, as the J.P. Morgan Government Bond Index-Emerging Markets (GBI-EM) Global Diversified rose 15.59%.

The fund takes a multi-asset approach to emerging markets investing. By broadening the opportunity set across traditional market and asset class boundaries, the fund seeks to lower volatility and help limit the impact of turbulent markets. The ultimate goal is to achieve equity-like returns with lower volatility than an all-equity portfolio. This approach offered protection during the fiscal-year 2018 downturn, and also allowed the fund to participate in the rally of the last 12 months.

Market review

In Asia, Chinese stocks gained on optimism that the U.S. and China could deescalate their ongoing trade tensions. China’s economy cooled, prompting the government to take steps to ease liquidity. In August, the U.S. and China announced further tariff increases on each other’s goods, with U.S. Treasury officials labeling China a currency manipulator. For the 12-month reporting period, the MSCI China IMI rose 12.3%.

Indian equities were up solidly. India’s economy struggled with a liquidity crunch among nonbank lenders, which hurt consumer spending. To jump-start growth and revive corporate spending, the government on September 20 cut the country’s corporate tax rate to 22% from 30%. The MSCI India IMI advanced 15.00%.

Brazilian stocks rallied for the period. In October Brazil’s legislature approved long-awaited pension reforms, which are needed to shore up the country’s finances and pave the way for economic growth. Brazil’s economy has struggled since emerging from a long recession in 2017. The MSCI Brazil IMI rose 15.18%.

Portfolio review

Our strategy takes a highly selective approach that is diversified across more than 50 countries, with key positions in China, Brazil and India. The mandate also held a 1.5% position in U.S.-domiciled companies with significant economic exposure to emerging markets.

At the close of the fiscal year, the portfolio had 41% of its net assets in equities, 51% in bonds, and 8% in cash and cash equivalents. The mandate’s diversified asset mix is not a top-down decision. It is driven by the managers’ bottom-up approach and fundamental company-by-company research in pursuit of the fund’s objective.

Amid a generally positive environment, both equity and bond holdings overall contributed to results. On a regional basis, holdings in Brazil, Mexico and Hong Kong were the biggest contributors.

Among equities, all sectors except energy contributed positively to results, and holdings in the consumer discretionary sector led returns. Naspers, the century-old South African publisher, advanced on its valuable stake in Chinese online giant Tencent. Shares of Chinese gaming companies Galaxy Entertainment Group and Sands China both rose. Shares of MercadoLibre climbed as Latin America’s largest e-commerce platform completed a US$1.85 billion equity offering that included a strategic investment from PayPal. MercadoLibre plans to use the proceeds to strengthen its logistics network and online payments platform.

2	Capital Group Emerging Markets Total Opportunities Fund

Asset mix (percent of net assets)	as of October 31, 2019

Top 5 equity sectors	Percent of net assets
Financials	10.3%
Consumer discretionary	7.0
Information technology	4.4
Materials	4.1
Health care	3.5

15 largest country positions	Percent of net assets as of 10/31/19
	Equity securities	Bonds, notes & other debt instruments	Total
China (including Hong Kong)	9.4%	4.7%	14.1%
Brazil	5.3	3.3	8.6
India	4.7	2.2	6.9
Mexico	0.8	5.9	6.7
Russian Federation	2.7	2.9	5.6
Indonesia	1.5	2.0	3.5
Romaina	0.4	3.0	3.4
South Africa	1.2	1.6	2.8
Taiwan, Province of China	2.7	—	2.7
Turkey	—	2.5	2.5
South Korea	1.9	0.4	2.3
Ukraine	—	2.3	2.3
Dominican Republic	—	2.1	2.1
Islamic Republic of Pakistan	—	1.9	1.9
Argentina	0.3	1.5	1.8
	30.9%	36.3%	67.2%

Capital Group Emerging Markets Total Opportunities Fund	3

Cyrela Brazil Realty, a large homebuilder and real estate company, also gained.

The consumer staples sector also contributed to returns overall, particularly the investment in pork producer WH Group, which rose on expectations of a favorable outcome to U.S.-China trade negotiations. But British American Tobacco shares fell as traditional cigarette volumes declined. The firm is restructuring with the aim of boosting the growth of new products.

In the financials sector, Hong Kong — based insurer AIA Group advanced as it expanded its access in China, which presents a significant opportunity given the rising middle class. Within information technology, Taiwan Semiconductor Manufacturing advanced as it appeared that the semiconductor downturn was likely ending, while shares of specialty chipmaker MediaTek benefited from component demand for 5G smartphones.

Energy stocks were pressured by softer oil prices. Valaris, an offshore drilling contractor headquartered in the U.K., declined on disappointing earnings.

Among fixed income holdings, the largest contributors were local currency government bonds issued by Mexico, Egypt and Turkey. U.S. dollar-denominated government bonds issued by Ukraine and Sri Lanka also helped portfolio results.

Investments in Argentine bonds detracted. Argentine assets and the peso tumbled following August’s primary election as the center-left slate led by Alberto Fernández prevailed over conservative incumbent president Mauricio Macri. His decisive win in the late-October general election will have Fernández stepping in to negotiations with Argentina’s creditors about restructuring more than US$100 billion in sovereign debt to avoid another default.

Outlook

Emerging markets have seen some volatility over the last 18 months amid trade tensions, slowing global growth and changing monetary policy.

However, the long-term story for emerging markets remains intact. Developing countries have more attractive demographics and rising disposable incomes, and they achieve better return in terms of productivity growth on investments into infrastructure or education. Emerging markets equities are inexpensive relative to other regions (the U.S., Japan and Europe), yet offer the potential for earnings growth.

Meanwhile, positive — albeit low — global growth remains a benign backdrop for emerging markets, whose economies are still growing faster than those of developed markets. More accommodative monetary policy within emerging markets globally should provide a tailwind in the near term. China’s government is continuing to support its slowing economy, and the U.S. Federal Reserve is in an easing phase as are other major central banks.

We continue to believe that the emerging markets universe offers a wide range of compelling long-term investment opportunities. Thank you for placing your trust in Capital Group.

Sincerely,

John S. Armour
President

December 18, 2019

The board of trustees of Capital Group Emerging Markets Total Opportunities Fund® has approved the closure and liquidation of the fund effective December 2, 2019. The decision to close the fund was not easy; however, given its small asset size and limited growth prospects, the board determined that ceasing operations by the end of the year is in the best interest of shareholders.

On December 31, 2019, the fund will distribute to shareholders of record one or more final liquidating distributions in full redemption of outstanding shares, based on the then current net asset value of the fund.

Information has also been provided in the prospectus supplement dated December 2, 2019, and mailed to shareholders.

We thank you for your investment in Capital Group Emerging Markets Total Opportunities Fund.

4	Capital Group Emerging Markets Total Opportunities Fund

The value of a $25,000 investment

How a $25,000 investment has grown

(for the period January 27, 2012, to October 31, 2019, with all distributions reinvested)

Average annual total returns based on a $1,000 investment (periods ended October 31, 2019)

	1 year	5 years	Lifetime (since 1/27/12)

Class F-3 shares[5]	11.66%	2.08%	2.07%

Investment results assume all distributions are reinvested and reflect applicable fees and expenses.

[1]	The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.
[2]	Emerging markets blended market universe combines the MSCI EM IMI, JPM EMBI Global and JPM GBI-EM Global Diversified indexes by weighting their cumulative total returns at 50%, 25% and 25%, respectively. This assumes the blend is rebalanced monthly.
[3]	Source: MSCI.
[4]	Results are calculated with all distributions, if any, reinvested.
[5]	Class F-3 shares were first offered on September 1, 2017. Class F-3 share results prior to September 1, 2017, are based on the results of the original share class of the fund, which was closed as of September 1, 2017.
[6]	As of January 27, 2012, commencement of fund operations.

Results are for past periods and are not predictive of results for future periods. The results shown are before taxes on fund distributions and sale of fund shares. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, please call (800) 421-4225, ext. 90.

Capital Group Emerging Markets Total Opportunities Fund	5

Investment portfolio October 31, 2019

Industry sector diversification	Percent of net assets

Common stocks 39.86%	Shares	Value (000)
Asia-Pacific 21.74%
China 6.23%
Alibaba Group Holding Ltd. (ADR)[1]	3,620	$640
BOC Aviation Ltd.	7,000	66
Cansino Biologics Inc., Class H1	7,400	38
China Gas Holdings Ltd.	14,600	62
China Merchants Bank Co., Ltd., Class H	47,000	225
China Oilfield Services Ltd., Class H	152,000	212
China Overseas Land & Investment Ltd.	14,000	44
China Tower Corp. Ltd., Class H	426,000	94
CNOOC Ltd. (ADR)	339	50
Ctrip.com Group Ltd. (ADR)[1]	1,831	61
ENN Energy Holdings Ltd.	6,300	72
Gree Electric Appliances, Inc. of Zhuhai, Class A	7,000	58
Hangzhou Tigermed Consulting Co., Ltd., Class A	20,236	197
Hua Medicine[1]	113,500	100
Huazhu Group Ltd. (ADR)	4,154	157
Hutchison China MediTech Ltd. (ADR)[1]	16,000	302
IMAX China Holding, Inc.	28,270	64
Jiangsu Hengrui Medicine Co., Ltd., Class A	20,878	270
Kweichow Moutai Co., Ltd., Class A	400	67
Longfor Group Holdings Ltd.	26,168	109
Ping An Insurance (Group) Co. of China, Ltd., Class H	23,900	277
Shanghai Fosun Pharmaceutical (Group) Co., Ltd. Class H	39,600	112
Tencent Holdings Ltd.	8,600	352
		3,629

Hong Kong 3.14%
AIA Group Ltd.	71,600	717
BeiGene, Ltd. (ADR)[1]	1,700	235
Galaxy Entertainment Group Ltd.	84,900	587
Hong Kong Exchanges and Clearing Ltd.	2,900	91
Pacific Textiles Holdings Ltd.	60,000	43
Sands China Ltd.	31,500	156
		1,829

India 4.66%
ACC Ltd.	1,976	44
Berger Paints India Ltd.	11,000	82
Bharti Infratel Ltd.	48,883	131
City Union Bank Ltd.	29,000	86
Colgate-Palmolive (India) Ltd.	2,100	46
HDFC Bank Ltd.	33,088	574
ICICI Bank Ltd.	71,940	470
Indian Energy Exchange Ltd.[1]	55,885	114

6	Capital Group Emerging Markets Total Opportunities Fund

	Shares	Value (000)
Info Edge (India) Ltd.	5,019	$182
Kotak Mahindra Bank Ltd.	19,419	431
Maruti Suzuki India Ltd.	2,168	231
Tata Steel Ltd.	29,164	156
United Spirits Ltd.[1]	10,425	92
Varun Beverages Ltd.	8,750	76
		2,715

Indonesia 1.45%
Astra International Tbk PT	359,400	178
Bank Central Asia Tbk PT	227,100	509
PT Bank Tabungan Pensiunan Nasional Syariah Tbk[1]	414,600	113
PT Surya Citra Media Tbk	479,392	42
		842

Japan 0.84%
Kansai Paint Co., Ltd.	8,800	214
Keyence Corp.	300	191
SMC Corp.	200	87
		492

Philippines 0.06%
Bloomberry Resorts Corp.	166,178	33

Singapore 0.43%
DBS Group Holdings Ltd.	5,577	107
Oversea-Chinese Banking Corp. Ltd.	17,797	143
		250

South Korea 1.62%
Hugel, Inc.[1]	126	39
Hyundai Motor Co.	1,705	179
Samsung Electronics Co., Ltd.	16,735	725
		943

Taiwan 2.66%
CTCI Corp.	41,069	55
Gourmet Master Co. Ltd.	11,000	50
MediaTek Inc.	35,000	469
Taiwan Semiconductor Manufacturing Co., Ltd.	92,400	905
Vanguard International Semiconductor Corp.	33,000	71
		1,550

Thailand 0.22%
TISCO Financial Group PCL, foreign registered	40,500	131

Vietnam 0.43%
Vinhomes JSC	64,825	249

Total Asia-Pacific		12,663

Other markets 5.82%
Australia 0.33%
Newcrest Mining Ltd.	8,911	192

Canada 0.54%
Barrick Gold Corp.	18,100	314

Denmark 0.48%
Carlsberg A/S, Class B	1,976	278

Capital Group Emerging Markets Total Opportunities Fund	7

Common stocks (continued)	Shares	Value (000)
Other markets (continued)
France 0.44%
Airbus SE, non-registered shares	610	$88
LVMH Moët Hennessy-Louis Vuitton SE	397	169
		257

Netherlands 0.37%
ASML Holding NV	671	176
Prosus NV1	611	42
		218

Portugal 0.31%
Galp Energia, SGPS, SA, Class B	11,157	178

Sweden 0.33%
Epiroc AB, Class A	7,342	83
Epiroc AB, Class B	10,047	109
		192

Switzerland 0.54%
LafargeHolcim Ltd.	5,202	268
Nestlé SA	453	49
		317

United Kingdom 1.61%
Aggreko PLC	9,253	95
Airtel Africa PLC[1]	41,000	34
British American Tobacco PLC	12,561	439
PZ Cussons PLC	75,435	197
Reckitt Benckiser Group PLC	820	63
Spirax-Sarco Engineering PLC	1,100	113
		941

United States 0.87%
Abbott Laboratories	1,000	84
AES Corp.	3,000	51
MercadoLibre, Inc.[1]	335	175
Philip Morris International Inc.	1,995	162
Valaris PLC, Class A	8,275	34
		506

Total Other markets		3,393

Latin America 5.72%
Argentina 0.29%
Despegar.com, Corp.[1]	10,900	122
Loma Negra Compania Industrial Argentina SA (ADR)[1]	8,275	49
		171

Brazil 4.18%
BR Malls Participacoes SA, ordinary nominative	44,700	171
CCR SA, ordinary nominative	124,285	509
Cyrela Brazil Realty SA, ordinary nominative	47,125	316
Gerdau SA (ADR)	23,000	76
Hypera SA, ordinary nominative	60,022	514
Lojas Americanas SA, ordinary nominative	20,600	78
Nexa Resources SA	37,788	404
OdontoPrev SA, ordinary nominative	42,706	157
Omega Geracao SA1	6,723	57
Petróleo Brasileiro SA (Petrobras), ordinary nominative (ADR)	4,100	67
Vale SA, ordinary nominative	7,294	86
		2,435

Chile 0.43%
Enel Américas SA (ADR)	25,875	248

8	Capital Group Emerging Markets Total Opportunities Fund

	Shares	Value (000)
Mexico 0.82%
América Móvil, SAB de CV, Series L (ADR)	26,195	$414
Bolsa Mexicana de Valores, SAB de CV, Series A	29,600	65
		479

Total Latin America		3,333

Eastern Europe and Middle East 5.14%
Czech Republic 0.15%
MONETA Money Bank, AS, non-registered shares	26,218	87

Kazakhstan 0.65%
Halyk Savings Bank Of Kazakhstan OJSC (GDR)[1,2,3]	29,000	380

Romania 0.36%
OMV Petrom SA	2,114,319	209

Russian Federation 2.65%
Alrosa PJSC	432,682	503
Detsky Mir PJSC	264,230	395
Rosneft Oil Co. PJSC (GDR)	18,000	119
Sberbank of Russia PJSC (ADR)	20,225	297
TCS Group Holding PLC (GDR)[3]	3,200	61
TCS Group Holding PLC (GDR)	300	6
Yandex NV, Class A1	4,750	159
		1,540
Slovenia 0.67%
Nova Ljubljanska banka dd (GDR)	32,812	391

United Arab Emirates 0.66%
DP World PLC	20,158	268
First Abu Dhabi Bank PJSC, non-registered shares	28,480	118
		386

Total Eastern Europe and Middle East		2,993

Africa 1.44%
Federal Republic of Nigeria 0.20%
Guaranty Trust Bank PLC	1,683,619	116

South Africa 1.24%
Discovery Ltd.	60,058	478
Naspers Ltd., Class N	966	137
Shoprite Holdings Ltd.	11,712	105
		720

Total Africa		836
Total common stocks (cost: $20,519,000)		23,218

Preferred securities 1.40%
Latin America 1.12%
Brazil 1.12%
Azul SA, preferred shares (ADR)[1]	1,845	72
Cia. Energética de Minas Gerais - CEMIG, preferred nominative	15,645	53
GOL Linhas Aéreas Inteligentes SA, preferred nominative (ADR)	3,634	66
Lojas Americanas SA, preferred nominative	18,900	94
Petróleo Brasileiro SA (Petrobras), preferred nominative	48,500	368
		653

Capital Group Emerging Markets Total Opportunities Fund	9

Preferred securities (continued)	Shares		Value (000)
Asia-Pacific 0.28%
South Korea 0.28%
Hyundai Motor Co., Series 2, preferred shares		2,377	$162

Total preferred securities (cost: $804,000)			815

Bonds, notes & other debt instruments 51.15%	Principal amount (000)

Latin America 17.48%
Argentina 1.50%
Argentine Republic 2.25% 2020[4,5]	ARS	5,555	27
Argentine Republic (Argentina Central Bank 7D Repo Reference Rate) 67.42% 2020[6]		5,018	28
Argentine Republic 2.50% 2021[5]		10,537	47
Argentine Republic 6.875% 2021		$800	363
Argentine Republic 3.375% 2023		€230	100
Argentine Republic 16.00% 2023	ARS	1,078	5
Argentine Republic 5.875% 2028		$50	19
Argentine Republic 3.75% 2038 (5.25% on 3/31/2029)[7]		430	174
Argentine Republic 6.875% 2048		120	47
Buenos Aires (City of) (Badlar Private Banks ARS Index + 3.25%) 56.503% 2024[6]	ARS	7,560	62
			872

Brazil 3.33%
Brazil (Federative Republic of) 6.00% 2024[5]	BRL	888	256
Brazil (Federative Republic of) 10.00% 2025		900	263
Brazil (Federative Republic of) 10.00% 2027		810	244
Brazil (Federative Republic of) 10.00% 2029		1,045	322
Brazil (Federative Republic of) 6.00% 2050[5]		559	209
Cemig Geracao e Transmissao SA 9.25% 2024		$200	234
JBS Investments GmbH II 7.00% 2026		200	217
Odebrecht Drilling Norbe 6.72% 2022[3]		41	40
Odebrecht Drilling Norbe 7.72% 2026 (87.05% PIK)[3,8]		339	88
Odebrecht Drilling Norbe 0%[3]		70	1
Petrobras Global Finance Co. 8.75% 2026		25	32
Petrobras Global Finance Co. 5.093% 2030[3]		34	36
			1,942

Chile 0.39%
Chile (Banco Central de) 4.50% 2021	CLP	20,000	28
Chile (Banco Central de) 4.00% 2023		140,000	199
			227

Colombia 1.02%
Colombia (Republic of) 7.375% 2037		$100	142
Colombia (Republic of), Series B, 10.00% 2024	COP	205,000	73
Colombia (Republic of), Series B, 7.50% 2026		106,000	35
Colombia (Republic of), Series B, 6.00% 2028		971,000	291
Emgesa SA ESP 8.75% 2021		125,000	39
Emgesa SA ESP 8.75% 2021		50,000	15
			595

Costa Rica 0.34%
Costa Rica (Republic of) 4.25% 2023		$200	196

Dominican Republic 2.14%
Dominican Republic 8.90% 2023	DOP	8,000	152
Dominican Republic 6.875% 2026[3]		$100	115
Dominican Republic 9.75% 2026	DOP	16,000	309
Dominican Republic 5.95% 2027[3]		$100	110
Dominican Republic 5.95% 2027		253	278
Dominican Republic 11.375% 2029	DOP	5,700	115
Dominican Republic 6.85% 2045		$150	170
			1,249

Honduras 0.37%
Honduras (Republic of) 8.75% 2020		200	213

10	Capital Group Emerging Markets Total Opportunities Fund

	Principal amount (000)		Value (000)
Mexico 5.94%
Mexican Government 5.50% 2047		$200	$201
Petróleos Mexicanos 7.19% 2024	MXN	7,900	367
Petróleos Mexicanos 7.19% 2024		1,500	70
Petróleos Mexicanos 7.19% 2024		1,780	83
Petróleos Mexicanos 7.47% 2026		9,260	409
Petróleos Mexicanos 6.50% 2029		$270	283
Petróleos Mexicanos 6.84% 2030[3]		145	155
United Mexican States 4.50% 2025[5]	MXN	1,960	110
United Mexican States 4.15% 2027		$200	215
United Mexican States 4.75% 2044		90	98
United Mexican States 4.00% 2046[5]	MXN	3,793	223
United Mexican States, Series M, 8.00% 2020		2,890	151
United Mexican States, Series M, 8.00% 2023		3,730	204
United Mexican States, Series M20, 10.00% 2024		7,820	466
United Mexican States, Series M, 7.50% 2027		6,590	358
United Mexican States, Series M20, 8.50% 2029		700	41
United Mexican States, Series M, 7.75% 2034		200	11
United Mexican States, Series M30, 10.00% 2036		220	15
			3,460

Panama 1.35%
ENA Norte Trust 4.95% 2028		$148	153
Panama (Republic of) 3.75% 2026[3]		200	209
Panama (Republic of) 4.50% 2047		360	426
			788

Peru 0.66%
Banco de Crédito del Perú 6.875% 2026 (3-month USD-LIBOR + 6.875% on 9/16/2021)[7]		199	213
Peru (Republic of) 6.15% 2032	PEN	428	147
Peru (Republic of) 8.75% 2033		$15	25
			385

Uruguay 0.44%
Uruguay (Oriental Republic of) 9.875% 2022	UYU	4,890	129
Uruguay (Oriental Republic of) 4.25% 2027[5]		4,553	127
			256

Total Latin America			10,183

Asia-Pacific 14.82%
China 4.74%
Bank of China Ltd. 1.875% 2019[9]		$200	200
China (People’s Republic of), Series 1827, 3.25% 2028	CNY	620	88
China (People’s Republic of), Series 1910, 3.86% 2049		3,100	439
China Development Bank (3-month USD-LIBOR + 0.55%) 2.662% 2020[6]		$355	355
Dianjian Haiyu Ltd. 3.50% (UST Yield Curve Rate T Note Constant Maturity 5-year + 6.773% on 6/14/2022)[7]		200	201
Export-Import Bank of China (3-month USD-LIBOR + 0.60%) 2.702% 2020[3,6]		480	480
Industrial and Commercial Bank of China Ltd. 3.231% 2019		350	350
Industrial and Commercial Bank of China Ltd. 4.875% 2025		200	219
State Grid Overseas Investment Ltd. 3.50% 2027		200	211
Tencent Holdings Ltd. 3.975% 2029		200	216
			2,759

India 2.17%
HDFC Bank Ltd. 8.10% 2025	INR	10,000	143
India (Republic of) 7.32% 2024		16,500	242
India (Republic of) 7.17% 2028		45,000	655
India (Republic of) 8.60% 2028		5,900	93
India (Republic of) 7.59% 2029		8,500	126
India (Republic of) 7.73% 2034		400	6
			1,265

Capital Group Emerging Markets Total Opportunities Fund	11

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Asia-Pacific (continued)
Indonesia 2.03%
Indonesia (Republic of), Series 77, 8.125% 2024	IDR	5,400,000	$411
Indonesia (Republic of), Series 64, 6.125% 2028		2,210,000	151
Indonesia (Republic of), Series 78, 8.25% 2029		2,716,000	211
Indonesia (Republic of), Series 73, 8.75% 2031		4,424,000	352
Indonesia (Republic of), Series 68, 8.375% 2034		725,000	56
			1,181

Islamic Republic of Pakistan 1.93%
Pakistan (Islamic Republic of) 6.75% 2019		$200	201
Pakistan (Islamic Republic of) 5.50% 2021[3]		200	201
Pakistan (Islamic Republic of) 8.25% 2024		200	218
Pakistan (Islamic Republic of) 6.875% 2027		505	506
			1,126

Malaysia 1.22%
Malaysia (Federation of), Series 0319, 3.726% 2026	MYR	215	53
Malaysia (Federation of), Series 0418, 4.893% 2038		2,400	655
			708

South Korea 0.44%
South Korea (Republic of) 2.75% 2027		$250	259

Sri Lanka 1.78%
Sri Lanka (Democratic Socialist Republic of) 6.25% 2020		100	102
Sri Lanka (Democratic Socialist Republic of) 6.825% 2026		350	353
Sri Lanka (Democratic Socialist Republic of) 6.20% 2027		400	385
Sri Lanka (Democratic Socialist Republic of) 6.75% 2028		200	196
			1,036

Thailand 0.51%
Thailand (Kingdom of) 2.125% 2026	THB	4,460	154
Thailand (Kingdom of) 3.775% 2032		3,450	143
			297

Total Asia-Pacific			8,631

Eastern Europe and Middle East 14.05%
Bahrain 0.37%
Bahrain Government 5.50% 2020		$215	217

Greece 0.51%
Greece (Hellenic Republic of) 3.375% 2025		€70	90
Greece (Hellenic Republic of) 3.875% 2029		149	206
			296

Kingdom of Saudi Arabia 0.35%
Saudi Arabia (Kingdom of) 3.25% 2026		$200	207

Oman 0.34%
Oman (Sultanate of) 5.375% 2027		200	198

Poland 1.41%
Poland (Republic of) 3.00% 2023		10	10
Poland (Republic of) 3.25% 2026		150	160
Poland (Republic of), Series 0922, 5.75% 2022	PLN	1,575	461
Poland (Republic of), Series 1024, 2.25% 2024		700	188
			819

Qatar 0.39%
Qatar (State of) 4.50% 2028		$200	229

12	Capital Group Emerging Markets Total Opportunities Fund

	Principal amount (000)		Value (000)
Romania 2.96%
Romania 3.25% 2021	RON	575	$135
Romania 3.50% 2022		1,050	246
Romania 4.375% 2023		$150	161
Romania 4.875% 2024		80	88
Romania 2.875% 2029		€20	25
Romania 5.00% 2029	RON	500	125
Romania 2.124% 2031		€150	173
Romania 3.50% 2034		70	91
Romania 3.50% 2034		110	142
Romania 5.125% 2048		$140	162
Romania 4.625% 2049		€80	116
Romania 4.625% 2049		180	262
			1,726

Russian Federation 2.94%
Russian Federation 6.80% 2019	RUB	2,300	36
Russian Federation 5.00% 2020		$100	101
Russian Federation 7.50% 2021	RUB	16,762	268
Russian Federation 4.25% 2027		$200	215
Russian Federation 8.15% 2027	RUB	5,700	98
Russian Federation 7.05% 2028		8,000	131
Russian Federation 8.50% 2031		9,220	168
Russian Federation 7.70% 2033		4,230	73
Russian Federation 7.25% 2034		37,550	622
			1,712

Turkey 2.47%
Turkey (Republic of) 7.00% 2020		$290	296
Turkey (Republic of) 9.20% 2021	TRY	275	46
Turkey (Republic of) 2.00% 2022[5]		2,362	390
Turkey (Republic of) 3.00% 2022[5]		1,683	293
Turkey (Republic of) 9.50% 2022		550	91
Turkey (Republic of) 11.00% 2022		1,450	248
Turkey (Republic of) 7.10% 2023		90	14
Turkey (Republic of) 4.10% 2024[5]		104	20
Turkey (Republic of) 10.60% 2026		250	40
			1,438

Ukraine 2.31%
Ukraine Government 7.75% 2020		$130	134
Ukraine Government 15.70% 2020	UAH	2,842	115
Ukraine Government 17.25% 2020		1,250	52
Ukraine Government 7.75% 2024		$264	284
Ukraine Government 15.84% 2025	UAH	1,800	78
Ukraine Government 6.75% 2026		€100	124
Ukraine Government 9.75% 2028		$200	238
Ukraine Government 0% 2040		340	320
			1,345

Total Eastern Europe and Middle East			8,187

Africa 4.21%
Cote d’Ivoire 0.23%
Cote d’Ivoire (Republic of) 5.875% 2031		€120	136

Egypt 0.21%
Egypt (Arab Republic of) 18.35% 2023	EGP	675	47
Egypt (Arab Republic of) 15.90% 2024		1,000	66
Egypt (Arab Republic of) 15.70% 2027		185	12
			125

Federal Republic of Nigeria 0.36%
Nigeria (Republic of) 14.20% 2024	NGN	100	—	[10]
Nigeria (Republic of) 12.40% 2036		6,000	15
Nigeria (Republic of) 7.625% 2047		$200	196
			211

Capital Group Emerging Markets Total Opportunities Fund	13

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Africa (continued)
Gabon 0.35%
Gabonese Republic 6.95% 2025		$200	$203

Republic of Kenya 0.37%
Kenya (Republic of) 6.875% 2024		200	213

Senegal 0.38%
Senegal (Republic of) 6.25% 2024		200	219

South Africa 1.55%
South Africa (Republic of) 8.50% 2037	ZAR	3,893	227
South Africa (Republic of), Series R-2023, 7.75% 2023		1,312	87
South Africa (Republic of), Series R-209, 6.25% 2036		1,457	69
South Africa (Republic of), Series 2040, 9.00% 2040		1,050	63
South Africa (Republic of), Series R-214, 6.50% 2041		750	35
South Africa (Republic of), Series R-2048, 8.75% 2048		7,300	421
			902

Tunisia 0.76%
Banque Centrale de Tunisie 6.75% 2023		€170	192
Banque Centrale de Tunisie 5.625% 2024		230	252
			444

Total Africa			2,453

Other markets 0.59%
United States 0.59%
U.S. Treasury 2.875% 2049		$200	231
Valaris PLC 7.75% 2026		106	56
Valaris PLC 5.75% 2044		136	56
			343

Total bonds, notes & other debt instruments (cost: $30,590,000)			29,797

Short-term securities 5.18%		Shares
Money market investments 4.21%
Capital Group Central Cash Fund 1.92%[11]		24,509	2,451

	Principal amount (000)
Other short-term securities 0.97%
Argentinian Treasury Bills (23.56%) due 9/30/2019[4]	ARS	2,530	28
Egyptian Treasury Bills 14.65%-15.60% due 12/17/2019-3/31/2020	EGP	5,225,000	315
Nigerian Treasury Bills 12.27%-14.45% due 11/21/2019-1/30/2020	NGN	81,000,000	222
			565

Total short-term securities (cost: $3,056,000)			3,016
Total investment securities 97.59% (cost: $54,969,000)			56,846
Other assets less liabilities 2.41%			1,402

Net assets 100.00%			58,248

14	Capital Group Emerging Markets Total Opportunities Fund

Forward currency contracts

				Unrealized
				(depreciation)
Contract amount				appreciation
Purchases	Sales			at 10/31/2019
(000)	(000)	Counterparty	Settlement date	(000)
PLN252	USD66	JPMorgan Chase	11/4/2019	$— [10]
USD71	ZAR1,078	Citibank	11/4/2019	(1)
USD124	ZAR1,888	Citibank	11/4/2019	(1)
ZAR1,078	USD72	JPMorgan Chase	11/4/2019	(1)
ZAR1,888	USD127	JPMorgan Chase	11/4/2019	(2)
USD63	PLN252	Goldman Sachs	11/4/2019	(3)
CZK11,408	EUR441	Goldman Sachs	11/12/2019	6
PLN1,037	EUR239	HSBC Bank	11/12/2019	5
CNY6,113	USD866	JPMorgan Chase	11/12/2019	2
USD48	EUR43	Bank of America, N.A.	11/12/2019	— [10]
PLN126	USD33	HSBC Bank	11/12/2019	— [10]
USD104	CNH744	JPMorgan Chase	11/12/2019	(1)
USD59	CNY423	JPMorgan Chase	11/12/2019	(1)
USD57	IDR813,260	JPMorgan Chase	11/12/2019	(1)
USD73	IDR1,037,603	JPMorgan Chase	11/12/2019	(1)
USD87	THB2,630	Standard Chartered Bank	11/12/2019	(1)
USD109	ZAR1,665	Bank of America, N.A.	11/12/2019	(1)
USD158	CNH1,129	JPMorgan Chase	11/12/2019	(2)
USD194	EUR176	JPMorgan Chase	11/12/2019	(2)
USD227	IDR3,234,012	JPMorgan Chase	11/12/2019	(3)
USD96	PLN378	HSBC Bank	11/12/2019	(3)
USD494	BRL2,010	JPMorgan Chase	11/12/2019	(7)
USD860	CNY6,113	JPMorgan Chase	11/12/2019	(9)
CNH1,786	USD252	Standard Chartered Bank	11/15/2019	1
USD50	ZAR752	Goldman Sachs	11/15/2019	— [10]
USD117	EUR106	UBS AG	11/15/2019	(1)
USD252	CNH1,786	Standard Chartered Bank	11/15/2019	(2)
USD62	BRL257	Goldman Sachs	11/18/2019	(2)
CZK3,458	EUR135	Citibank	11/22/2019	1
USD49	ZAR718	Standard Chartered Bank	12/5/2019	2
USD41	BRL166	Goldman Sachs	12/5/2019	— [10]
USD25	CNH175	UBS AG	12/5/2019	— [10]
USD22	EUR20	UBS AG	12/5/2019	— [10]
USD19	IDR269,376	HSBC Bank	12/5/2019	— [10]
USD10	PLN40	UBS AG	12/5/2019	— [10]
USD123	ZAR1,847	JPMorgan Chase	12/6/2019	2
USD71	ZAR1,061	JPMorgan Chase	12/6/2019	1
USD71	PLN273	JPMorgan Chase	12/6/2019	— [10]
USD380	INR27,365	JPMorgan Chase	3/12/2020	— [10]
INR6,171	USD86	HSBC Bank	3/12/2020	— [10]
INR21,194	USD294	HSBC Bank	3/12/2020	— [10]
				$(25)

Capital Group Emerging Markets Total Opportunities Fund	15

[1]	Security did not produce income during the last 12 months.
[2]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of the security was $380,000, which represented .65% of the net assets of the fund.
[3]	Acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $1,876,000, which represented 3.22% of the net assets of the fund.
[4]	Scheduled interest and/or principal payment was not received.
[5]	Index-linked bond whose principal amount moves with a government price index.
[6]	Coupon rate may change periodically.
[7]	Step bond; coupon rate may change at a later date.
[8]	Payment in kind; the issuer has the option of paying additional securities in lieu of cash. Most recent payment was 100% cash unless otherwise noted.
[9]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[10]	Amount less than one thousand.
[11]	Rate represents the seven-day yield at 10/31/2019.

Key to abbreviations and symbols

ADR = American Depositary Receipts

ARS = Argentine pesos

BRL = Brazilian reais

CLP = Chilean pesos

CNH/CNY = Chinese yuan renminbi

COP = Colombian pesos

CZK = Czech korunas

DOP = Dominican pesos

EGP = Egyptian pounds

EUR/€ = Euros

GDR = Global Depositary Receipts

IDR = Indonesian rupiah

INR = Indian rupees

LIBOR = London Interbank Offered Rate

MXN = Mexican pesos

MYR = Malaysian ringgits

NGN = Nigerian naira

PEN = Peruvian nuevos soles

PLN = Polish zloty

RON = Romanian leu

RUB = Russian rubles

THB = Thai baht

TRY = Turkish lira

UAH = Ukrainian hryvnia

USD/$ = U.S. dollars

UYU = Uruguayan pesos

ZAR = South African rand

See notes to financial statements.

16	Capital Group Emerging Markets Total Opportunities Fund

Financial statements

Statement of assets and liabilities at October 31, 2019	(dollars in thousands)

Assets:
Investment securities in unaffiliated issuers, at value (cost: $54,969)		$56,846
Cash		446
Cash denominated in currencies other than U.S. dollars (cost: $78)		76
Unrealized appreciation on open forward currency contracts		20
Receivables for:
Sales of investments	$170
Sales of fund’s shares	455
Services provided by related parties	59
Dividends and interest	601	1,285
		58,673
Liabilities:
Unrealized depreciation on open forward currency contracts		45
Payables for:
Purchases of investments	296
Investment advisory services	42
Services provided by related parties	1
Non-U.S. taxes	39
Other	2	380
Net assets at October 31, 2019		$58,248

Net assets consist of:
Capital paid in on shares of beneficial interest		$78,358
Total accumulated loss		(20,110)
Net assets at October 31, 2019		$58,248

(dollars and shares in thousands, except per-share amounts)

Shares of beneficial interest issued and outstanding (no stated par value) —
unlimited shares authorized (5,148 total shares outstanding)

		Shares	Net asset value
	Net assets	outstanding	per share
Class F-2	$10	1	$11.31
Class F-3	51,439	4,547	11.31
Class R-6	6,799	600	11.33

See notes to financial statements.

Capital Group Emerging Markets Total Opportunities Fund	17

Statement of operations for the year ended October 31, 2019	(dollars in thousands)

Investment income:
Income:
Interest (net of non-U.S. taxes of $28)	$2,452
Dividends (net of non-U.S. taxes of $52)	681	$3,133
Fees and expenses*:
Investment advisory services	459
Transfer agent services	1
Administrative services	23
Reports to shareholders	15
Registration statement and prospectus	71
Trustees’ compensation	6
Auditing and legal	80
Custodian	23
Other	19
Total fees and expenses before reimbursements	697
Less reimbursements of fees and expenses:
Miscellaneous fee reimbursements	159
Transfer agent services fee reimbursements	1
Total fees and expenses after reimbursements		537
Net investment income		2,596

Net realized loss and unrealized appreciation:
Net realized loss on:
Investments in unaffiliated issuers (net of non-U.S. taxes of $18)	(2,220)
Forward currency contracts	(190)
Currency transactions	(31)	(2,441)
Net unrealized appreciation on:
Investments in unaffiliated issuers (net of non-U.S. taxes of $36)	5,245
Forward currency contracts	64
Currency translations	30	5,339
Net realized loss and unrealized appreciation		2,898

Net increase in net assets resulting from operations		$5,494

*	Additional information related to class-specific fees and expenses is included in the notes to financial statements.

Statements of changes in net assets

(dollars in thousands)

	Year ended October 31,
	2019	2018
Operations:
Net investment income	$2,596	$3,758
Net realized loss	(2,441)	(1,642)
Net unrealized appreciation (depreciation)	5,339	(8,355)
Net increase (decrease) in net assets resulting from operations	5,494	(6,239)

Distributions paid to shareholders	(1,508)	(6,366)

Net capital share transactions	(9,907)	(66,865)

Total decrease in net assets	(5,921)	(79,470)

Net assets:
Beginning of year	64,169	143,639
End of year	$58,248	$64,169

See notes to financial statements.

18	Capital Group Emerging Markets Total Opportunities Fund

Notes to financial statements

1. Organization

Capital Group Emerging Markets Total Opportunities Fund (the “fund”) is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks long-term growth and preservation of capital with lower volatility of returns than emerging market equities.

The fund has three share classes consisting of two retail share classes (Classes F-2 and F-3), and one retirement plan share class (Class R-6). The retirement plan share class is generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described further in the following table:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes F-2 and F-3	None	None	None
Class R-6	None	None	None

Holders of all share classes have equal pro rata rights to the assets, dividends and liquidation proceeds of the fund. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution, transfer agent and administrative services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each share class.

2. Significant accounting policies

The fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the fund’s investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations — Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, transfer agent and administrative services, are charged directly to the respective share class.

Distributions paid to shareholders — Income dividends and capital gain distributions are recorded on the ex-dividend date.

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in the fund’s statement of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

Capital Group Emerging Markets Total Opportunities Fund	19

3. Valuation

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by U.S. GAAP. The net asset value of each share class of the fund is generally determined as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or deemed to be not representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. The Capital Group Central Cash Fund (“CCF”), a fund within the Capital Group Central Fund Series (“Central Funds”), is valued based upon a floating net asset value, which fluctuates with changes in the value of CCF’s portfolio securities. The underlying securities are valued based on the policies and procedures in CCF’s statement of additional information. Forward currency contracts are valued at the mean of representative quoted bid and ask prices, generally based on prices supplied by one or more pricing vendors.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of the fund’s board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of trustees has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation

20	Capital Group Emerging Markets Total Opportunities Fund

Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following tables present the fund’s valuation levels as of October 31, 2019 (dollars in thousands):

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Asia-Pacific	$12,663	$—	$—	$12,663
Other markets	3,393	—	—	3,393
Latin America	3,333	—	—	3,333
Eastern Europe and Middle East	2,613	380	—	2,993
Africa	836	—	—	836
Preferred securities	815	—	—	815
Bonds, notes & other debt instruments
Latin America	—	10,183	—	10,183
Asia-Pacific	—	8,631	—	8,631
Eastern Europe and Middle East	—	8,187	—	8,187
Africa	—	2,453	—	2,453
Other markets	—	343	—	343
Short-term securities	2,451	565	—	3,016
Total	$26,104	$30,742	$—	$56,846

	Other investments*
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on open forward currency contracts	$—	$20	$—	$20
Liabilities:
Unrealized depreciation on open forward currency contracts	—	(45)	—	(45)
Total	$—	$(25)	$—	$(25)

*	Forward currency contracts are not included in the investment portfolio.

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the securities held by the fund may decline — sometimes rapidly or unpredictably — due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental, governmental agency or central bank responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Capital Group Emerging Markets Total Opportunities Fund	21

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance, major litigation against the issuer, changes in government regulations affecting the issuer or its competitive environment and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments. These risks may be even greater in the case of smaller capitalization stocks.

Investing in income-oriented stocks — The value of the fund’s securities and income provided by the fund may be reduced by changes in the dividend policies of, and the capital resources available for dividend payments at, the companies in which the fund invests.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations or revenues outside the U.S., may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as nationalization, currency blockage or the imposition of price controls or punitive taxes, each of which could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the U.S. In addition, the value of investments outside the U.S. may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the U.S. may be heightened in connection with investments in emerging markets.

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, emerging market countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating the fund’s net asset value. Additionally, emerging markets are more likely to experience problems with the clearing and settling of trades and the holding of securities by banks, agents and depositories that are less established than those in developed countries.

Investing in small companies — Investing in smaller companies may pose additional risks. For example, it is often more difficult to value or dispose of small company stocks and more difficult to obtain information about smaller companies than about larger companies. Furthermore, smaller companies often have limited product lines, operating histories, markets and/or financial resources, may be dependent on one or a few key persons for management, and can be more susceptible to losses. Moreover, the prices of their stocks may be more volatile than stocks of larger, more established companies, particularly during times of market turmoil.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by the fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. A general rise in interest rates may cause investors to sell debt securities on a large scale, which could also adversely affect the price and liquidity of debt securities and could also result in increased redemptions from the fund. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund failing to recoup the full amount of its initial investment and having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer or guarantor will weaken or be perceived to be weaker, and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. A downgrade or default affecting any of the fund’s securities could cause the value of the fund’s shares to decrease. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the fund invests. However, ratings are only the

22	Capital Group Emerging Markets Total Opportunities Fund

opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The fund’s investment adviser relies on its own credit analysts to research issuers and issues in seeking to assess credit and default risks.

Investing in lower rated debt instruments — Lower rated bonds and other lower rated debt securities generally have higher rates of interest and involve greater risk of default or price declines due to changes in the issuer’s creditworthiness than those of higher quality debt securities. The market prices of these securities may fluctuate more than the prices of higher quality debt securities and may decline significantly in periods of general economic difficulty. These risks may be increased with respect to investments in junk bonds.

Liquidity risk — Certain fund holdings may be or become difficult or impossible to sell, particularly during times of market turmoil. Illiquidity may result from the lack of an active market for a holding, legal or contractual restrictions on resale, or the reduced number and capacity of market participants to make a market in such holding. Market prices for less liquid or illiquid holdings may be volatile, and reduced liquidity may have an adverse impact on the market price of such holdings. Additionally, the sale of less liquid or illiquid holdings may involve substantial delays (including delays in settlement) and additional costs and the fund may be unable to sell such holdings when necessary to meet its liquidity needs or may be forced to sell at a loss.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses, including models, tools and data, employed by the investment adviser in this process may be flawed or incorrect and may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

5. Certain investment techniques

Index-linked bonds — The fund has invested in index-linked bonds, which are fixed-income securities whose principal value is periodically adjusted to a government price index. Over the life of an index-linked bond, interest is paid on the adjusted principal value. Increases or decreases in the principal value of index-linked bonds are recorded as interest income in the fund’s statement of operations.

Forward currency contracts — The fund has entered into forward currency contracts, which represent agreements to exchange currencies on specific future dates at predetermined rates. The fund’s investment adviser uses forward currency contracts to manage the fund’s exposure to changes in exchange rates. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in exchange rates.

On a daily basis, the fund’s investment adviser values forward currency contracts and records unrealized appreciation or depreciation for open forward currency contracts in the fund’s statement of assets and liabilities. Realized gains or losses are recorded at the time the forward currency contract is closed or offset by another contract with the same broker for the same settlement date and currency.

Closed forward currency contracts that have not reached their settlement date are included in the respective receivables or payables for closed forward currency contracts in the fund’s statement of assets and liabilities. Net realized gains or losses from closed forward currency contracts and net unrealized appreciation or depreciation from open forward currency contracts are recorded in the fund’s statement of operations. The average month-end notional amount of open forward currency contracts while held was $8,432,000.

The following tables identify the location and fair value amounts on the fund’s statement of assets and liabilities and the effect on the fund’s statement of operations resulting from the fund’s use of forward currency contracts as of, or for the year ended, October 31, 2019 (dollars in thousands):

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Forward currency	Currency	Unrealized appreciation on open forward currency contracts	$20	Unrealized depreciation on open forward currency contracts	$45

		Net realized loss		Net unrealized appreciation
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Forward currency	Currency	Net realized loss on forward currency contracts	$(190)	Net unrealized appreciation on forward currency contracts	$64

Capital Group Emerging Markets Total Opportunities Fund	23

Rights of offset — The fund has entered into enforceable master netting agreements with certain counterparties for forward currency contracts, where on any date amounts payable by each party to the other (in the same currency with respect to the same transaction) may be closed or offset by each party’s payment obligation. If an early termination date occurs under these agreements following an event of default or termination event, all obligations of each party to its counterparty are settled net through a single payment in a single currency (“close-out netting”). For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to these master netting arrangements in the statement of assets and liabilities.

The following table presents the fund’s forward currency contracts by counterparty that are subject to master netting agreements but that are not offset in the fund’s statement of assets and liabilities. The net amount column shows the impact of offsetting on the fund’s statement of assets and liabilities as of October 31, 2019, if close-out netting was exercised (dollars in thousands):

	Gross amounts recognized in the	Gross amounts not offset in the statement of assets and liabilities and subject to a master netting agreement
Counterparty	statement of assets and liabilities	Available to offset	Non-cash collateral*	Cash collateral*	Net amount
Assets:
Citibank	$1	$(1)	$—	$—	$—
Goldman Sachs	6	(5)	—	—	1
HSBC Bank	5	(3)	—	—	2
JPMorgan Chase	5	(5)	—	—	—
Standard Chartered Bank	3	(3)	—	—	—
Total	$20	$(17)	$—	$—	$3

Liabilities:
Bank of America, N.A.	$1	$—	$—	$—	$1
Citibank	2	(1)	—	—	1
Goldman Sachs	5	(5)	—	—	—
HSBC Bank	3	(3)	—	—	—
JPMorgan Chase	30	(5)	—	—	25
Standard Chartered Bank	3	(3)	—	—	—
UBS AG	1	—	—	—	1
Total	$45	$(17)	$—	$—	$28

*	Collateral is shown on a settlement basis.

6. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended October 31, 2019, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any significant interest or penalties.

The fund’s tax returns are not subject to examination by federal, state and, if applicable, non-U.S. tax authorities after the expiration of each jurisdiction’s statute of limitations, which is generally three years after the date of filing but can be extended in certain jurisdictions.

Non-U.S. taxation — Dividend and interest income are recorded net of non-U.S. taxes paid. The fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability. Gains realized by the fund on the sale of securities in certain countries, if any, may be subject to non-U.S. taxes. If applicable, the fund records an estimated deferred tax liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

24	Capital Group Emerging Markets Total Opportunities Fund

Distributions — Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; cost of investments sold; net capital losses; non-U.S. taxes on capital gains and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

During the year ended October 31, 2019, the fund reclassified $144,000 from total accumulated loss to capital paid in on shares of beneficial interest to align financial reporting with tax reporting.

As of October 31, 2019, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investments were as follows (dollars in thousands):

Undistributed ordinary income	$2,009
Capital loss carryforward*	(23,816)
Gross unrealized appreciation on investments	5,111
Gross unrealized depreciation on investments	(3,383)
Net unrealized appreciation on investments	1,728
Cost of investments	55,093

*	The capital loss carryforward will be used to offset any capital gains realized by the fund in future years. The fund will not make distributions from capital gains while a capital loss carryforward remains.

Tax-basis distributions paid to shareholders from ordinary income were as follows (dollars in thousands):

	Year ended October 31
Share class	2019		2018
Class F-2	$—	*	$—	*
Class F-3	1,249		3,717
Class R-6	259		2,649
Total	$1,508		$6,366

*	Amount less than one thousand.

7. Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of American Funds Distributors®, Inc. (“AFD”), the principal underwriter of the fund’s shares, and American Funds Service Company® (“AFS”), the fund’s transfer agent. CRMC, AFD and AFS are considered related parties to the fund.

Investment advisory services — The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. For the year ended October 31, 2019, the investment advisory services fee was $459,000, which was equivalent to an annualized rate of 0.850% of average daily net assets.

Miscellaneous fee reimbursement — CRMC has agreed to reimburse a portion of miscellaneous fees and expenses of the fund. This reimbursement will be in effect through January 1, 2020. Fees and expenses in the statement of operations are presented gross of the reimbursement from CRMC. The amount reimbursed by CRMC is reflected as a reimbursement of miscellaneous fees and expenses.

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are further described below:

Distribution services — American Funds Distributors®, Inc. (“AFD”), an affiliate of CRMC, is the principal underwriter of the fund’s shares. AFD does not receive any compensation related to the sale of shares of the fund.

Capital Group Emerging Markets Total Opportunities Fund	25

Transfer agent services — The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

Administrative services — The fund has an administrative services agreement with CRMC under which the fund compensates CRMC for providing administrative services to Class F-2, F-3 and R-6 shares. These services include, but are not limited to, coordinating, monitoring, assisting and overseeing third parties that provide services to fund shareholders. Under the agreement, Class F-2, F-3 and R-6 shares pay an annual fee of 0.05% of their respective daily net assets. The fund’s board of trustees authorized effective July 1, 2019, an administrative services fee at the annual rate of 0.03% of the daily net assets of the fund attributable to Class F-2, F-3 and R-6 shares (which could increase as noted above) for its provision of administrative services.

For the year ended October 31, 2019, class-specific expenses under the agreements were as follows (dollars in thousands):

Share class	Transfer agent services		Administrative services
Class F-2	$—	*	$—	*
Class F-3	1		19
Class R-6	—	*	4
Total class-specific expenses	$1		$23

*	Amount less than one thousand.

Miscellaneous fee reimbursements — CRMC reimbursed a portion of the fund’s fees and expenses. For the year ended October 31, 2019, the total fees reimbursed by CRMC were as follows (dollars in thousands):

Share class
Class F-2	$—	*
Class F-3	138
Class R-6	21
Total reimbursements	$159

*	Amount less than one thousand.

Affiliated officers and trustees — Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFD, and AFS. No affiliated officers or trustees received any compensation directly from the fund.

Investment in CCF — The fund holds shares of CCF, an institutional prime money market fund managed by CRMC. CCF invests in high-quality, short-term money market instruments. CCF is used as the primary investment vehicle for the fund’s short-term investments. CCF shares are only available for purchase by CRMC, its affiliates, and other funds managed by CRMC and are not available to the public. CRMC does not receive an investment advisory services fee from CCF.

Security transactions with related funds — The fund purchased securities from, and sold securities to, other funds managed by CRMC (or funds managed by certain affiliates of CRMC) under procedures adopted by the fund’s board of trustees. The funds involved in such transactions are considered related by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers. Each transaction was executed at the current market price of the security and no brokerage commissions or fees were paid in accordance with Rule 17a-7 of the 1940 Act. During the year ended October 31, 2019, the fund engaged in such purchase and sale transactions with related funds in the amounts of $80,000 and $911,000, respectively, which generated $162,000 of net realized losses from sales.

Interfund lending — Pursuant to an exemptive order issued by the SEC, the fund, along with other CRMC-managed funds (or funds managed by certain affiliates of CRMC), may participate in an interfund lending program. The program provides an alternate credit facility that permits the funds to lend or borrow cash for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. The fund did not lend or borrow cash through the interfund lending program at any time during the year ended October 31, 2019.

26	Capital Group Emerging Markets Total Opportunities Fund

8. Committed line of credit

The fund participates with other funds managed by CRMC (or funds managed by certain affiliates of CRMC) in a $1.5 billion credit facility (the “line of credit”) to be utilized for temporary purposes to support shareholder redemptions. The fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which are reflected in other expenses in the fund’s statement of operations. The fund did not borrow on this line of credit at any time during the year ended October 31, 2019.

9. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

	Sales*		Reinvestments of distributions		Repurchases*		Net decrease
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended October 31, 2019

Class F-2	$—	—	$—	—	$—	—	$—	—
Class F-3	19,887	1,867	1,243	122	(29,186)	(2,762)	(8,056)	(773)
Class R-6	18,273	1,666	259	26	(20,383)	(1,912)	(1,851)	(220)
Total net increase (decrease)	$38,160	3,533	$1,502	148	$(49,569)	(4,674)	$(9,907)	(993)

Year ended October 31, 2018

Class F-2	$—	—	$—	—	$—	—	$—	—
Class F-3	2,153	196	3,608	310	(26,752)	(2,341)	(20,991)	(1,835)
Class R-6	5,030	429	2,649	227	(53,553)	(4,771)	(45,874)	(4,115)
Total net increase (decrease)	$7,183	625	$6,257	537	$(80,305)	(7,112)	$(66,865)	(5,950)

*	Includes exchanges between share classes of the fund.

10. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $54,806,000 and $60,415,000, respectively, during the year ended October 31, 2019.

11. Subsequent Events

On November 25, 2019, the funds’ board of trustees approved the closure and liquidation of the fund. The fund’s liquidating distribution to shareholders will take place on December 31, 2019. On December 31, 2019, available cash, collected receivables, and a portion of investment securities held at the liquidation date will be sold and the remaining amount will be distributed to the final participants in the fund.

Capital Group Emerging Markets Total Opportunities Fund	27

Financial highlights

		Income (loss) from investment operations[1]
Period ended	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)		Total from investment operations	Dividends (from net investment income)	Net asset value, end of period	Total return[2]	Net assets, end of period (in millions)		Ratio of expenses to average net assets before reimbursements[3]		Ratio of expenses to average net assets after reimbursements[2,3]		Ratio of net income to average net assets[2]
Class F-2:
10/31/2019	$10.44	$.51	$.68		$1.19	$(.32)	$11.31	11.57%	$—	[4]	1.54%		1.11%		4.70%
10/31/2018	11.88	.41	(1.31)		(.90)	(.54)	10.44	(8.08)[5]	—	[4]	1.41	[5]	1.08	[5]	3.58	[5]
10/31/2017[6,7]	11.80	.08	—	[8]	.08	—	11.88	.68 [5,9]	—	[4]	.21	[5,9]	.18	[5,9]	.68	[5,9]
Class F-3:
10/31/2019	10.45	.52	.67		1.19	(.33)	11.31	11.66	51		1.30		.99		4.79
10/31/2018	11.88	.41	(1.30)		(.89)	(.54)	10.45	(7.98)	56		1.15		.98		3.61
10/31/2017[6,7]	11.80	.08	—	[8]	.08	—	11.88	.68 [9]	85		.19	[9]	.16	[9]	.70	[9]
Class R-6:
10/31/2019	10.45	.53	.67		1.20	(.32)	11.33	11.70	7		1.24		1.00		4.88
10/31/2018	11.88	.39	(1.28)		(.89)	(.54)	10.45	(7.97)	8		1.10		1.05		3.32
10/31/2017[6,7]	11.80	.08	—	[8]	.08	—	11.88	.68 [9]	59		.20	[9]	.16	[9]	.70	[9]

	Year ended October 31
	2019	2018	2017
Portfolio turnover rate for all share classes[10]	111%	56%	61%

[1]	Based on average shares outstanding.
[2]	This column reflects the impact, if any, of certain reimbursements from CRMC. During the periods shown, CRMC reimbursed a portion of miscellaneous fees and expenses. In addition, during some of the years shown, CRMC paid a portion of the fund’s transfer agent fees.
[3]	Ratios do not include expenses of any Central Funds. The fund indirectly bears its proportionate share of the expenses of any Central Funds.
[4]	Amount less than $1 million.
[5]	All or a significant portion of assets in this class consisted of seed capital invested by CRMC and/or its affiliates. Certain fees are not charged or accrued on these seed capital assets. If such fees were paid by the fund on seed capital assets, fund expenses would have been higher and net income and total return would have been lower.
[6]	Based on operations for a period that is less than a full year.
[7]	Class F-2, F-3 and R-6 shares began investment operations on September 1, 2017.
[8]	Amount less than $.01.
[9]	Not annualized.
[10]	Rates do not include the fund’s portfolio activity with respect to any Central Funds.

See notes to financial statements.

28	Capital Group Emerging Markets Total Opportunities Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Capital Group Emerging Markets Total Opportunities Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of Capital Group Emerging Markets Total Opportunities Fund (the “Fund”) as of October 31, 2019, the related statement of operations for the year ended October 31, 2019, the statement of changes in net assets for each of the two years in the period ended October 31, 2019, including the related notes, and the financial highlights for each of the two years in the period ended October 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2019 and the financial highlights for each of the two years in the period ended October 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the period ended October 31, 2017 and the financial highlights for the period then ended (not presented herein, other than the financial highlights for the period ended October 31, 2017) were audited by other auditors whose report dated December 19, 2017 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Los Angeles, California
December 18, 2019

We have served as the auditor of one or more investment companies in The Capital Group Companies Investment Company Complex since 1934.

Capital Group Emerging Markets Total Opportunities Fund	29

Expense example	unaudited

As a fund shareholder, you incur ongoing costs, including investment advisory services fees and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (May 1, 2019, through October 31, 2019).

Actual expenses:

The first line of each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-2 and F-3 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table on the following page are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

30	Capital Group Emerging Markets Total Opportunities Fund

	Beginning account value 5/1/2019	Ending account value 10/31/2019	Expenses paid during period*	Annualized expense ratio
Class F-2 – actual return	$1,000.00	$1,029.17	$5.17	1.01%
Class F-2 – assumed 5% return	1,000.00	1,020.11	5.14	1.01
Class F-3 – actual return	1,000.00	1,030.09	4.55	.89
Class F-3 – assumed 5% return	1,000.00	1,020.72	4.53	.89
Class R-6 – actual return	1,000.00	1,030.97	4.61	.90
Class R-6 – assumed 5% return	1,000.00	1,020.67	4.58	.90

*	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).

Tax information	unaudited

We are required to advise you of the federal tax status of certain distributions received by shareholders during the fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended October 31, 2019:

Foreign taxes	$0.02 per share
Foreign source income	$0.63 per share
Qualified dividend income	$750,000
U.S. government income that may be exempt from state taxation	$8,000

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2020, to determine the calendar year amounts to be included on their 2019 tax returns. Shareholders should consult their tax advisors.

Capital Group Emerging Markets Total Opportunities Fund	31

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32	Capital Group Emerging Markets Total Opportunities Fund

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Capital Group Emerging Markets Total Opportunities Fund	33

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34	Capital Group Emerging Markets Total Opportunities Fund

Board of trustees and other officers

Independent trustees1

Name and year of birth	Year first elected a trustee of the fund[2]	Principal occupation(s) during past five years	Number of portfolios overseen by trustee[3]	Other directorships held by trustee[4]
Joseph C. Berenato, 1946	2015	Former Chairman and CEO, Ducommun Incorporated (aerospace components manufacturer)	16	None
Vanessa C. L. Chang, 1952 Chairman of the Board (Independent and Non-Executive)	2015	Former Director, EL & EL Investments (real estate)	17	Edison International; Sykes Enterprises; Transocean Ltd.
James G. Ellis, 1947	2019	Professor of Marketing and former Dean, Marshall School of Business, University of Southern California	98	Mercury General Corporation
Jennifer C. Feikin, 1968	2019	Business Advisor; previously held positions at Google, AOL, 20th Century Fox and McKinsey & Company; Trustee, The Nature Conservancy of California; Former Director, First Descents	10	None
Pablo R. González Guajardo, 1967	2019	CEO, Kimberly-Clark de México, SAB de CV	17	América Móvil, SAB de CV; Grupo Lala, SAB de CV; Grupo Sanborns, SAB de CV; Kimberly-Clark de México, SAB de CV
Leslie Stone Heisz, 1961	2019	Former Managing Director, Lazard (retired, 2010); Director, Edwards Lifesciences; Trustee, Public Storage; Director, Kaiser Permanente (California public benefit corporation); Lecturer, UCLA Anderson School of Management	10	None
William D. Jones, 1955	2019	Real estate developer/owner, President and CEO, CitiLink Investment Corporation (acquires, develops and manages real estate ventures in urban communities) and for the former City Scene Management Company (provided commercial asset management services)	18	Sempra Energy

Interested trustee5

Name, year of birth and position with fund	Year first elected a trustee or officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund	Number of portfolios overseen by trustee[3]	Other directorships held by trustee[4]
John S. Armour, 1957 President	2013	President — Private Client Services Division, Capital Bank and Trust Company[6]	10	None

The fund’s statement of additional information includes further details about fund trustees and is available without charge upon request by calling your relationship manager at (800) 421-4225, ext. 90. The address for all trustees and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

Capital Group Emerging Markets Total Opportunities Fund	35

Other officers7

Name, year of birth and position with fund	Year first elected an officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund
Steven G. Backes, 1964 Senior Vice President	2019	Partner — Capital Fixed Income Investors, Capital Research and Management Company
Luis Freitas de Oliveira, 1967 Senior Vice President	2019	Partner — Capital Fixed Income Investors, Capital Bank and Trust Company[6]; Partner — Capital Fixed Income Investors, Capital International Sàrl[6]; Chairman and Corporate Manager, Capital International Sàrl[6]
Ric Torres, 1970 Senior Vice President	2019	Partner — Capital International Investors, Capital Research and Management Company
Timothy W. McHale, 1978 Vice President	2011	Senior Vice President and Senior Counsel — Fund Business Management Group, Capital Research and Management Company; Secretary, American Funds Distributors, Inc.[6]
Courtney R. Taylor, 1975 Secretary	2011	Assistant Vice President — Fund Business Management Group, Capital Research and Management Company
Gregory F. Niland, 1971 Treasurer	2014	Vice President — Investment Operations, Capital Research and Management Company
Susan K. Countess, 1966 Assistant Secretary	2012	Associate — Fund Business Management Group, Capital Research and Management Company
Sandra Chuon, 1972 Assistant Treasurer	2019	Assistant Vice President — Investment Operations, Capital Research and Management Company
Brian C. Janssen, 1972 Assistant Treasurer	2015	Vice President — Investment Operations, Capital Research and Management Company

[1]	The term independent trustee refers to a trustee who is not an “interested person” of the fund within the meaning of the Investment Company Act of 1940.
[2]	Trustees and officers of the fund serve until their resignation, removal or retirement.
[3]	Funds managed by Capital Research and Management Company or its affiliates.
[4]	This includes all directorships (other than the fund or other funds managed by Capital Research and Management Company or its affiliates) that are held by each trustee as a trustee or director of a public company or a registered investment company. Unless otherwise noted, all directorships are current.
[5]	The term interested trustee refers to a trustee who is an “interested person” of the fund within the meaning of the Investment Company Act of 1940, on the basis of his or her affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).
[6]	Company affiliated with Capital Research and Management Company.
[7]	All of the officers listed are officers of one or more of the other funds for which Capital Research and Management Company or an affiliate serves as investment adviser.

36	Capital Group Emerging Markets Total Opportunities Fund

Office of the fund

6455 Irvine Center Drive
Irvine, CA 92618-4518

Investment adviser

Capital Research and
Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

Transfer agent for shareholder accounts

American Funds Service Company
(Write to the address near you.)

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Custodian of assets

JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

Counsel

Morgan, Lewis & Bockius LLP
One Federal Street
Boston, MA 02110-1726

Independent registered public accounting firm

PricewaterhouseCoopers LLP
601 South Figueroa Street
Los Angeles, CA 90017-3874

Principal underwriter

American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus, which can be obtained from Capital Research and Management Company by calling (800) 266-9532 and should be read carefully before investing.

Capital Group Emerging Markets Total Opportunities Fund files a complete list of its portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form NPORT-P. This filing is available free of charge on the SEC website (www.sec.gov). Additionally, the list of portfolio holdings is available by calling your relationship manager at (800) 266-9532.

The proxy voting procedures and policies of Capital Group Emerging Markets Total Opportunities Fund — which describe how we vote proxies relating to portfolio securities — are available upon request by calling your relationship manager at (800) 266-9532. The fund files its proxy voting record with the SEC for the 12 months ended June 30 by August 31. The report also is available on the SEC website or by calling your relationship manager.

MSCI has not approved, reviewed or produced this report, makes no express or implied warranties or representations and is not liable whatsoever for any data in the report. You may not redistribute the MSCI data or use it as a basis for other indices or investment products.

All Capital Group trademarks mentioned are owned by The Capital Group Companies, Inc., an affiliated company or fund. All other company and product names mentioned are the property of their respective companies.

American Funds Distributors, Inc., member FINRA

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made by calling 800/421-4225 or to the Secretary of the Registrant, 6455 Irvine Center Drive, Irvine, California 92618.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that Pablo R. González Guajardo, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such. Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

CGETOP

Registrant:

a) Audit Fees:
2018	$52,000
2019	$54,000

b) Audit-Related Fees:
2018	None
2019	None

c) Tax Fees:
2018	None
2019	None
The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.

d) All Other Fees:
2018	None
2019	None

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):
a) Audit Fees:
Not Applicable

b) Audit-Related Fees:
2018	None
2019	None
The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 18 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2018	None
2019	None
d) All Other Fees:
2018	None
2019	$6,000
The other fees consist of subscription services related to an accounting research tool.

All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $0 for fiscal year 2018 and $6,000 for fiscal year 2019. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

Not applicable, insofar as the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)

There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s semi-annual period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CAPITAL GROUP EMERGING MARKETS TOTAL OPPORTUNITIES FUND

By __/s/ John S. Armour________________
John S. Armour, President and Principal Executive Officer

Date: December 31, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By _ /s/ John S. Armour_____________
John S. Armour, President and Principal Executive Officer

Date: December 31, 2019

By ___/s/ Gregory F. Niland__________________
Gregory F. Niland, Treasurer and Principal Financial Officer

Date: December 31, 2019